Table of Contents

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported): January 20, 2004

FIRST STATE BANCORPORATION

(Exact Name of Registrant as Specified in Charter)

New Mexico	001-12487	85-0366665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Jefferson, N.E., Albuquerque, New Mexico	87109
(Address of Principal Executive Offices)	(Zip Code)

(505) 241-7500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Table of Contents

Item 7. Financial Statements and Exhibits.

     Items (a) and (b) are inapplicable.

     Item (c) Exhibits.

     Exhibit 99.1 News release, dated January 20, 2004.

Item 12. Results of Operations and Financial Condition.

     On January 20, 2004, the Registrant issued a News Release announcing its fourth quarter 2003 financial results. A copy of the News Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST STATE BANCORPORATION

Date: January 20, 2004	By:	/s/ Christopher C. Spencer

Christopher C. Spencer
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	News release, dated January 20, 2004.